EXHIBIT 23.2

			  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


	       As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 12, 1996, included in the PageMart Wireless, Inc. Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.